Exhibit 10.5.7

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Amendment No. 10

To the

WorldView3 Satellite Purchase Agreement #60150

This Amendment No. 10 (“Amendment”) to WorldView 3 Satellite Purchase Agreement #60150 (the “Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and Ball Aerospace & Technologies Corp., a Delaware corporation with its principal offices located at 1600 Commerce Street, Boulder, CO 80301 (“BATC”). As used in this Agreement, “Party” means either DigitalGlobe or BATC, as appropriate, and “Parties” means DigitalGlobe and BATC.

WHEREAS, DigitalGlobe and BATC entered into the WorldView3 Satellite Purchase Agreement #60150 (“Agreement”) on September 1, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposals (“ECP”):

1.	ECP 025: Documentation Updates

This change updates 1 specification currently under contract. In addition the Payment Milestone Schedule, Exhibit 3, has been updated.

Therefore, this Amendment updates the following documents which are provided as Attachments 1-2 to the Agreement.

a.	Exhibit 3 to the Agreement, titled “WorldView 3 Payment Milestone Schedule – 10329669, Rev 8.0” and dated 12 March 2013, is replaced in its entirety by the updated version “WorldView 3 Payment Milestone Schedule – 10329669, Rev 9.0,” dated 15 April 2013, included as Attachment 1 to this Amendment; and

b.	“WorldView3 Bus Simulator (WVBS) / Payload Simulator (PLS) ICD – 1018, Rev 1.0”, dated 12 March 2013, is replaced in its entirety by the document “WorldView3 Bus Simulator (WVBS) / Payload Simulator (PLS) ICD – 1018, Rev 2.0”, dated 15 April 2013, included as Attachment 2 to this Amendment.

2.	ECP 026: [**Redacted**].

This change directs BATC to have [**Redacted**]. Full details are listed in the BATC FFP letter dated 12 April 2013 (COS.13.JRS.012), and the DigitalGlobe Request for Proposal letter dated 8 April 2013.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Price: The [**Redacted**] for the additional [**Redacted**] is $50,000.

SUMMARY

The value for these ECPs is $50,000, outlined in the following table:

Change #	Change Description	$
025	Documentation Updates	$0.00
026	Additional [**Redacted**]	$50,000

	TOTAL	$50,000.00

Contract Value Summary

Previous Contract Value	$217,867,399.00
ECPs	$50,000.00

New Contract Value	$217,917,399.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment No. 10 is hereby executed and agreed to by DigitalGlobe and BATC and shall be binding and effective as of the last date executed below.

DigitalGlobe Proprietary and Confidential

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Ball Aerospace & Technologies Corp.	DigitalGlobe, Inc.

/s/	/s/
Signature	Signature

[**Redacted**]	Robert Linn
Name	Name

Contracts Manager	V.P. Space Systems
Title	Title

4/18/2013	4/22/2013
Date	Date

DigitalGlobe Proprietary and Confidential

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Attachment 1

WorldView3 Payment Milestone Schedule, Rev 9.0

Dated 15 April 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

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Attachment 2

WorldView3 Bus Simulator (WVBS)/Payload Simulator (PLS) ICD, Rev 2.0

Dated 15 April 2013

DigitalGlobe Proprietary and Confidential

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WorldView 3 Payment Milestone Schedule

Exhibit 3 to WV3 Satellite Agreement # 60150

Item #	Invoice Date	Line Item	Description	Milestone Value	Cumulative Milestones	Termination Liability
1	[**Redacted**]		Milestone 1 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]
2	[**Redacted**]		Milestone 2 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]	[**Redacted**]
		b	[**Redacted**]	[**Redacted**]
		c	[**Redacted**]	[**Redacted**]
		d	[**Redacted**]	[**Redacted**]
3	[**Redacted**]		Milestone 3 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]	[**Redacted**]
		b	[**Redacted**]	[**Redacted**]
		c	[**Redacted**]	[**Redacted**]
		d	[**Redacted**]	[**Redacted**]
4	[**Redacted**]		Milestone 4 Total Value	[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]	[**Redacted**]
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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document

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DigitalGlobe Proprietary and Confidential

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DigitalGlobe Proprietary and Confidential

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DigitalGlobe Proprietary and Confidential

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DigitalGlobe Proprietary and Confidential

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			TOTALS	$217,917,399	$217,917,399	$217,917,399

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document

FOIA CONFIDENTIAL TREATMENT REQUESTED

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DigitalGlobe WorldView3 Bus

Simulator (WVBS) / Payload

Simulator (PLS) ICD

Document Number:	1018
Release Date:	Apr 15, 2013
Issue/Revision:	2.0
Prepared by:	Scott Smallwood
Approved by:	Brian Uzzle

[**Redacted**]

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to DigitalGlobe™, to its subsidiaries, or to a third party to whom DigitalGlobe may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

DigitalGlobe, Inc.

Company Proprietary and Confidential

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Change Record

Issue	Date	Section(s)	Description of Change
Rev 1.0	Mar 12, 2013	All	Initial Release
Rev 2.0	Apr 15, 2013	5.2.2.1.3	Removed [**Redacted**]

DigitalGlobe, Inc. Company Proprietary and Confidential i

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Table of Contents

Table of Figures	ii
1 INTRODUCTION	3
1.1 Scope	3
1.2 Purpose	3
2 DOCUMENTS	3
2.1 References	3
2.1.1 DigitalGlobe Provided Documents	3
2.1.2 BATC and BATC Vendor Documents	4
2.1.3 Standards and External References	4
3 SOFTWARE OVERVIEW	4
3.1 Bus Simulator (WVBS)	4
3.2 External Model Sockets	5
4 EXTERNAL INTERFACE DEFINITIONS	5
4.1 PLS Model Interfaces General Description	5
4.1.1 Model Interface Description	5
4.1.2 Data Definitions	5
4.1.3 [**Redacted**]	5
4.1.4 General Purpose Command and Telemetry Interface	6
4.1.5 IAD and CAD Interface	6
4.1.6 CAVIS-ACI Interface	6
4.1.7 Simulation Time Reference Interface	6
4.1.8 Serial Digital Command and Telemetry Interface	6
5 DATA INTERFACE FORMATS	7
5.1 [**Redacted**]	7
5.1.1 [**Redacted**]	7
5.2 General Purpose Command and Telemetry Interface	7
5.2.1 General Purpose Command and Telemetry Interface Structure Protocol	7
5.2.2 [**Redacted**]	7
5.2.3 [**Redacted**]	8
5.3 [**Redacted**]	8
5.3.1 [**Redacted**]	8
5.3.2 [**Redacted**]	8

Table of Figures
Figure 3-1 [**Redacted**]	4
Figure 3-2 [**Redacted**]	5

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1 INTRODUCTION

The WVBS is designed to support ground operations training and mission control planning activities for the WorldView program. It may be used in a standalone mode to provide simple Command and Telemetry interfaces for operator training. In this capacity, the WVBS uses internal models to provide its own data sinks and sources for the closed loop simulation of the WorldView Bus operations.

To provide higher resolution mission simulations and to provide extended support for additional mission operations activities and training, the WVBS is used in conjunction with the PLS.

1.1 Scope

This Interface Control Document (ICD) defines the data interfaces between the WVBS and the PLS models developed for the [**Redacted**].

Input and Output specifications for the data products are derived from the references listed in Section 2.1.

Driving requirements identified in this document either come directly from the WV3 Satellite Simulator Specification, Doc # 10258368 or are derived from that document.

1.2 Purpose

This document is intended for use by developers and implementers of the PLS and PLS to WVBS interface. For each external PLS model, the structure and content, frequency and method of delivery of all input and output data products is defined.

2 DOCUMENTS

2.1 References

This subsection lists tables of documents used to define or derive the specifications presented in this document. In the event of a conflict between these documents the following order shall prevail: a) WV3 Statement of Work; b) WV3 Satellite Simulator Specification; c) WVBS/PLS ICD; d) Other Applicable Documents.

2.1.1 DigitalGlobe Provided Documents

Document ID	Document Title	Revision	Date
10329656	DG Statement of Work for the WorldView3 Satellite	6.0	6 Dec 2012
10329655	DG WorldView3 Satellite Specification	11.0	18 Oct 2012
10325868	DG WorldView3 Satellite Simulator Specification	6.0	7 Mar 2013
T12500-0221	Exelis Tech Note 12500-0221 EHCU Command List	—	4 May 2011
TBD	Shutter Operations Manual	TBD	TBD

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2.1.2 BATC and BATC Vendor Documents

Document ID	Document Title	Revision	Date
2373582	BATC WV3 Command and Telemetry Handbook	C	11 Dec 2012
2343622	BATC PFS, Ancillary Data Formatter (ADF), WorldView3	B	26 Apr 2011
2343695	BATC DCD, Solid State Recorder (SSR),WorldView3	F	23 Aug 2012
2346769	BATC ICD, Satellite to Instrument, WorldView3	C	N/A
657070	SEAKR Engineering Operations Manual for the Worldview SSR	Draft	N/A
2383895	CAVIS Packet Format Specification	B	24 July 2012

2.1.3 Standards and External References

Document ID	Document Title	Revision
CCSDS Telemetry Bluebook B201.3
MIL-STD 1553B

3 SOFTWARE OVERVIEW

3.1 Bus Simulator (WVBS)

The WVBS is a BATC developed simulator, designed to be a [**Redacted**]. The PLS is a DigitalGlobe developed simulator, designed to interact with the WVBS and simulate the operation of the [**Redacted**].

[**Redacted**]

Figure 3-1 [**Redacted**]

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3.2 External Model Sockets

The WVBS to PLS interface is implemented by [**Redacted**]

[**Redacted**]

Figure 3-2 [**Redacted**]

4 EXTERNAL INTERFACE DEFINITIONS

In order to provide user control of the precision and refinement of certain systems the WVBS is designed to interface with the DigitalGlobe provided PLS. This section details those components of the PLS that interface with the WVBS and the method, format, and protocols required to effect data interchanges.

[**Redacted**]

4.1 PLS Model Interfaces General Description

This section defines the data exchanges required to interface the PLS with the WVBS.

4.1.1 Model Interface Description

The WVBS provides a complete definition of [**Redacted**]

4.1.2 Data Definitions

The following data exchange mechanisms between the WVBS and the PLS are supported:

a. [**Redacted**]

b. [**Redacted**]

c. [**Redacted**]

d. [**Redacted**]

e. [**Redacted**]

f. [**Redacted**]

g. [**Redacted**]

[**Redacted**]

4.1.3 [**Redacted**]

[**Redacted**]

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4.1.3.1 [**Redacted**]

[**Redacted**]

[**Redacted**]

4.1.4 General Purpose Command and Telemetry Interface

[**Redacted**]

4.1.4.1 General Purpose Command and Telemetry Interface Protocol

[**Redacted**]

4.1.5 IAD and CAD Interface

[**Redacted**]

4.1.5.1 IAD and CAD Interface Protocol

[**Redacted**]

4.1.6 CAVIS-ACI Interface

[**Redacted**]

4.1.6.1 CAVIS-ACI Interface Protocol

[**Redacted**]

4.1.7 Simulation Time Reference Interface

[**Redacted**]

4.1.7.1 Simulation Time Reference Protocol

[**Redacted**]

4.1.7.2 Data format

[**Redacted**]

4.1.7.3 Data Rate

[**Redacted**]

4.1.8 Serial Digital Command and Telemetry Interface

[**Redacted**]

4.1.8.1 Serial Digital Command and Telemetry Protocol

[**Redacted**]

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5 DATA INTERFACE FORMATS

5.1 [**Redacted**]

[**Redacted**]

a. [**Redacted**]

[**Redacted**]

5.1.1 [**Redacted**]

[**Redacted**]

5.2 General Purpose Command and Telemetry Interface

This section defines the structures used to define the general command and telemetry interfaces between [**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

5.2.1 General Purpose Command and Telemetry Interface Structure Protocol

[**Redacted**]

5.2.2 [**Redacted**]

5.2.2.1 [**Redacted**]

[**Redacted**]

5.2.2.1.1 [**Redacted**]

[**Redacted**]

5.2.2.1.2 [**Redacted**]

This structure defines the low level discrete interfaces to the instrument.

[**Redacted**]

5.2.2.1.3 [**Redacted**]

[**Redacted**]

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5.2.2.2 [**Redacted**]

[**Redacted**]

5.2.2.3 [**Redacted**]

[**Redacted**]

5.2.2.4 [**Redacted**]

[**Redacted**]

5.2.2.5 Shutter Commands

This structure defines the message structure for the interface to the Shutter.

[**Redacted**]

5.2.2.5.1 [**Redacted**]

[**Redacted**]

5.2.2.5.2 [**Redacted**]

[**Redacted**]

5.2.3 [**Redacted**]

5.2.3.1 [**Redacted**]

[**Redacted**]

5.2.3.2 [**Redacted**]

[**Redacted**]

5.3 [**Redacted**]

[**Redacted**]

5.3.1 [**Redacted**]

[**Redacted**]

5.3.2 [**Redacted**]

[**Redacted**]

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